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             U.S. SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

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                           FORM 8-K/A

                      AMENDMENT TO FORM 8-K
                        Filed Pursuant to
               THE SECURITIES EXCHANGE ACT OF 1934

                    PARKWAY PROPERTIES, INC.
               -----------------------------------
     (Exact name of registrant as specified in its charter)


                         AMENDMENT NO. 1

      The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Form 8-K filed April 28, 1998 as set forth in the pages attached hereto:

          Item 7.  Financial Statements and Exhibits


      Pursuant to the requirements of the Securities Exchange Act of  1934,  the  registrant has duly caused this amendment  to  be
signed   on  its  behalf  by  the  undersigned,  thereunto   duly
authorized.

Date:  July 20, 1998           PARKWAY PROPERTIES, INC.

                               By: /s/ Sarah P. Clark
                                   -----------------------
                                   Sarah P. Clark
                                   Senior Vice President,
                                   Chief Financial Officer,
                                   Treasurer and Secretary


                           FORM 8-K/A

                    PARKWAY PROPERTIES, INC.


Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits.

          (4) Opinion of Jaeckle Fleischmann & Mugel, LLP regarding tax matters.

                           FORM 8-K/A

                    PARKWAY PROPERTIES, INC.


                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  July 20, 1998               PARKWAY PROPERTIES, INC.

                                   BY:  /s/Sarah P. Clark
                                        Sarah P. Clark
                                        Senior Vice President,
                                        Chief Financial Officer,
                                        Treasurer and Secretary



                         Exhibit (c)(4)

                Jaeckle Fleischmann & Mugel, LLP
                A T T O R N E Y S  A T  L A W
 FLEET BANK BUILDING   TWELVE FOUNTAIN PLAZA   BUFFALO, NEW YORK
                         14202-2292  USA
             TEL (716) 856-0600  FAX (716) 856-0432


                         April 28, 1998



Parkway Properties, Inc.
One Jackson Place, Suite 1000
188 East Capitol Street
Jackson, MS 39201


     Re:  Parkway Properties, Inc.; Sale and Issuance of
          2,650,000 Shares of 8.75% Series A Cumulative
          Redeemable Preferred Stock

Ladies and Gentlemen:

     We are legal counsel to Parkway Properties, Inc., a Maryland corporation (the "Company"), and have represented the Company in connection with the preparation of its Registration Statement on Form S-3, as amended (No. 333-48161), a Prospectus dated April 9, 1998 with respect thereto (the "Prospectus"), and a Prospectus Supplement with respect thereto dated April 23, 1998, in connection with the offering of the Company's 8.75% Series A Cumulative Redeemable Preferred Stock, $0.001 par value (the "Prospectus Supplement").

       In rendering this opinion, we have reviewed (i) the Prospectus; (ii) the Prospectus Supplement; (iii) the Registration Statement; (iv) the Company's Charter and the Certificates of Incorporation or other organizational documents of each subsidiary, as amended; (v) the Company's Bylaws and the Bylaws of each subsidiary of the Company, as amended; (vi) the partnership agreements for partnerships in which the Company or a subsidiary is a partner; (vii) the operating agreements for limited liability companies in which the Company or a subsidiary is a member; and (viii) the Company's Federal Income Tax Returns for the years ended June 30, 1995, June 30,1996, and December 31, 1996.

     We have reviewed with management of the Company the investments and operations of the Company and its subsidiaries. We have also reviewed certain documents of the Company and its subsidiaries relating to the ownership and operation of selected real estate properties and other investments, including management agreements and partnership agreements relating to such properties and forms of leases relating to the Company's or its subsidiaries' interest in such properties, and we rely upon representations made to us by management of the Company that such documents are representative of those existing and in effect with respect to other properties of the Company and its subsidiaries. Our discussions with management focused on, among other things, the number and holdings of stockholders of the Company; the actual and proposed distribution policy of the Company; various record keeping requirements; the composition of the assets of the Company; the magnitude of personal property included in its or its subsidiaries' real property leases; the income generated from subleases of its real property; and other matters which we deemed relevant and upon which we rely for purposes of rendering this opinion.

     Furthermore, in rendering this opinion we have relied upon a certificate of an officer of the Company. Although we have not independently verified the truth, accuracy or completeness of the factual representations contained in the certificate and the underlying assumptions upon which they are based, after reasonable inquiry and investigation, nothing has come to our attention that would cause us to question them.

     Based upon the foregoing, we are of the opinion that, commencing with the taxable year beginning January 1, 1998, the Company has continuously been organized and operated in conformity with the requirements for qualification as a "real estate investment trust" under the Internal Revenue Code of 1986, as amended (the "Code"). The Company's method of operation will permit it to continue to meet the requirements for taxation as a "real estate investment trust" under the Code. The federal income tax treatment described in (i) the Prospectus under the caption "Federal Income Tax Consequences" and (ii) the Prospectus Supplement under the caption "Certain Federal Income Tax Considerations" is accurate.

     We note, however, that the ability of the Company to qualify as a real estate investment trust for any year will depend upon future events, some of which are not within the Company's control, and it is not possible to predict whether the facts set forth in the Prospectus, the Prospectus Supplement or the Registration Statement and this letter will continue to be accurate in the future. In addition, our opinions are based on the Code and the regulations thereunder, and the status of the Company as a real estate investment trust for federal income tax purposes may be affected by changes in the Code and the regulations thereunder.

     We consent to the incorporation by reference of this opinion letter as an exhibit to the Registration Statement.

                    Very truly yours,
                    JAECKLE FLEISCHMANN & MUGEL, LLP